UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:  811-04451

Name of Fund:  Legg Mason Special Investment Trust, Inc.

Address of Principal Executive Offices:  100 Light Street, Baltimore, MD  21202

Name and address of agent for service:
         Richard M. Wachterman, Esq.
         Legg Mason Wood Walker, Incorporated
         100 Light Street
         Baltimore, MD 21202.

Registrant's telephone number, including area code:  (410) 539-0000

Date of fiscal year end:  March 31, 2004

Date of reporting period:  March 31, 2004

Item 1 - Report to Shareholders

                                                ANNUAL REPORT TO SHAREHOLDERS  1

TO OUR SHAREHOLDERS,

  We are pleased to provide you with Legg Mason Special Investment Trust's Annual Report for the year ended March 31, 2004.

  The following table summarizes key statistics for the respective classes of Fund shares, as of March 31, 2004. For more information about the differences between the fund share classes included in this report, please contact your Legg Mason Financial Advisor.

                                                Total Returns(A)
                                             ----------------------
                                             3 Months     12 Months
-------------------------------------------------------------------
Special Investment Trust
  Primary Class                               +3.53%       +61.72%
  Institutional Class                         +3.81%       +63.40%
Lipper Mid-Cap Core Funds(B)                  +4.46%       +47.77%
Russell 2000 Index(C)                         +6.26%       +63.83%

  PricewaterhouseCoopers LLP, the Fund's independent auditors, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2004, are included in this report.

  Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) Average of the 332 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

2  ANNUAL REPORT TO SHAREHOLDERS

Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

       Sincerely,


         /s/ JOHN F. CURLEY, JR.           /s/ MARK R. FETTING
         John F. Curley, Jr.               Mark R. Fetting
         Chairman                          President

April 30, 2004

                                                ANNUAL REPORT TO SHAREHOLDERS  3

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

                                                                                         FIRST
                          SINCE         15        10         5         3         1      QUARTER
                       INCEPTION(A)    YEARS     YEARS     YEARS     YEARS     YEAR      2004
-----------------------------------------------------------------------------------------------
Special Investment
 Trust
 Primary Class              +14.15%   +15.36%   +14.19%   +10.96%   +16.72%   +61.72%    +3.53%
 Institutional Class        +17.99%       N/A       N/A   +12.13%   +17.96%   +63.40%    +3.81%
Lipper Mid-Cap Core
 Funds                      +10.83%   +11.84%   +11.32%    +9.96%    +8.29%   +47.77%    +4.46%
Russell Mid-Cap Index       +13.39%   +13.28%   +13.08%    +8.42%    +9.18%   +50.83%    +5.14%
S&P Mid-Cap 400
 Index(B)                   +15.14%   +15.51%   +14.93%   +11.76%   +10.71%   +49.10%    +5.06%
Russell 2000 Index(C)       +10.41%   +10.86%   +10.44%    +9.66%   +10.90%   +63.83%    +6.26%
S&P 500 Stock
 Composite Index(D)         +12.33%   +11.83%   +11.68%    -1.20%    +0.63%   +35.12%    +1.69%

    The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

  For the fiscal year ended March 31, 2004, the major indices had one of their best years in some time. As seen above, mid-cap indices such as the S&P Mid-Cap 400 (up 49.10%) and the Russell Mid-Cap (up 50.83%) did much better than the larger cap S&P 500 (up 35.12%). Smaller stocks often perform better coming out of economic downturns, and this cycle proved no exception.

  The Fund's performance for the most recent fiscal year was outstanding, with its 61.72% return of Primary Class shares outperforming its peer group as defined by Lipper, the Russell Mid-Cap Index, the S&P Mid-Cap Index, and the larger-cap S&P 500 by a considerable margin, while trailing only the Russell 2000. Relative performance has been quite robust in this period as the Fund's investment in undervalued, but more volatile companies yielded solid risk-adjusted returns. In the past year, the Fund's top three performers, AmeriCredit,

---------------

(A) The Fund's Primary Class inception date is December 30, 1985. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning December 31, 1985. It is not possible to invest in an index.

(B) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

(C) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(D) A market capitalization-weighted index, including reinvestment of dividends and capital gains distributions, that is generally considered representative of the U.S. stock market.

4  ANNUAL REPORT TO SHAREHOLDERS

CNET, and Symantec, were helped by both strong demand and an expansion in valuation multiples as their risk premiums contracted. Tenet Healthcare was the worst performer in the portfolio as its troubles stemming from aggressive pricing tactics proved more difficult to correct than we initially anticipated. The only other stock posting a negative return for the year, Level 3 Communications, is experiencing competitive pressures like many other companies in the telecom industry. In the latest quarter, absolute returns were positive but some of the prior year's outperformance reversed as many of the stocks that contributed to the full-year numbers gave up a portion of their gains.

  The portfolio's strong results continue to be driven by both an increasingly vigorous economic recovery and the concomitant reduction in risk premium in the equity market.

Legg Mason Funds Management, Inc.

April 15, 2004

  The views expressed in this commentary reflect those of the portfolio manager as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Special Investment Trust, Inc. and Legg Mason Wood Walker, Incorporated disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for the Legg Mason Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund.

                                                ANNUAL REPORT TO SHAREHOLDERS  5

PERFORMANCE INFORMATION

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

  The following graphs compare the Fund's total returns to the Russell Mid-Cap and the S&P Mid-Cap 400 indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Institutional Class for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results.

 The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

6  ANNUAL REPORT TO SHAREHOLDERS

GROWTH OF A $10,000 INVESTMENT -- PRIMARY CLASS
[INVESTMENT CHART-Primary Class]

                                               SPECIAL INVESTMENT TRUST -
                                                     PRIMARY CLASS           S&P MID-CAP 400 INDEX       RUSSELL MID-CAP INDEX
                                               --------------------------    ---------------------       ---------------------
3/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9260.00                     9635.00                     9784.00
                                                         9724.00                    10288.00                    10340.00
                                                         8926.00                    10022.00                    10089.00
3/31/95                                                  9363.00                    10843.00                    11139.00
                                                        10079.00                    11788.00                    12071.00
                                                        10953.00                    12939.00                    13142.00
                                                        10935.00                    13124.00                    13565.00
3/31/96                                                 12028.00                    13932.00                    14382.00
                                                        12689.00                    14333.00                    14787.00
                                                        12997.00                    14750.00                    15250.00
                                                        14068.00                    15644.00                    16142.00
3/31/97                                                 13421.00                    15411.00                    16010.00
                                                        15547.00                    17677.00                    18182.00
                                                        17898.00                    20519.00                    20597.00
                                                        17180.00                    20690.00                    20825.00
3/31/98                                                 19176.00                    22968.00                    23075.00
                                                        19012.00                    22476.00                    22727.00
                                                        15117.00                    19224.00                    19358.00
                                                        21184.00                    24644.00                    22927.00
3/31/99                                                 22408.00                    23072.00                    22820.00
                                                        24179.00                    26338.00                    25297.00
                                                        23411.00                    24126.00                    23123.00
                                                        28712.00                    28272.00                    27107.00
3/31/00                                                 28805.00                    31859.00                    29841.00
                                                        26830.00                    30809.00                    28494.00
                                                        27574.00                    34552.00                    30435.00
                                                        25266.00                    33221.00                    29343.00
3/31/01                                                 23696.00                    29642.00                    26264.00
                                                        27094.00                    33543.00                    28768.00
                                                        19970.00                    27987.00                    23630.00
                                                        25838.00                    33021.00                    27693.00
3/31/02                                                 27363.00                    35241.00                    28869.00
                                                        23254.00                    31960.00                    26113.00
                                                        20787.00                    26673.00                    21507.00
                                                        23581.00                    28229.00                    23211.00
3/31/03                                                 23302.00                    26977.00                    22662.00
                                                        30099.00                    31732.00                    26801.00
                                                        32056.00                    33823.00                    28524.00
                                                        36399.00                    38283.00                    32509.00
3/31/04                                                 37682.00                    40222.00                    34181.00

                                       Cumulative    Average Annual
                                      Total Return    Total Return
                      One Year           +61.72%        +61.72%
                      Five Years         +68.17%        +10.96%
                      Ten Years         +276.82%        +14.19%

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

                                                ANNUAL REPORT TO SHAREHOLDERS  7

GROWTH OF A $1,000,000 INVESTMENT -- INSTITUTIONAL CLASS

[INVESTMENT CHART]

                                               SPECIAL INVESTMENT TRUST -
                                                  INSTITUTIONAL CLASS       RUSSELL MID-CAP INDEX(A)     S&P MID-CAP 400 INDEX(A)
                                               --------------------------   ------------------------     ------------------------
12/1/94                                                1000000.00                  1000000.00                  1000000.00
                                                       1006340.00                  1013000.00                  1009200.00
3/31/95                                                1058110.00                  1118400.00                  1091800.00
                                                       1142530.00                  1212000.00                  1187000.00
                                                       1245140.00                  1319500.00                  1302900.00
                                                       1246100.00                  1362000.00                  1321500.00
3/31/96                                                1373920.00                  1444000.00                  1402900.00
                                                       1453870.00                  1484700.00                  1443300.00
                                                       1493300.00                  1531200.00                  1485300.00
                                                       1620420.00                  1620800.00                  1575300.00
3/31/97                                                1549920.00                  1607500.00                  1551800.00
                                                       1800840.00                  1825500.00                  1779900.00
                                                       2078590.00                  2068000.00                  2066100.00
                                                       2000240.00                  2090900.00                  2083300.00
3/31/98                                                2238430.00                  2316800.00                  2312800.00
                                                       2225380.00                  2281900.00                  2263200.00
                                                       1773010.00                  1943600.00                  1935800.00
                                                       2490310.00                  2302000.00                  2481500.00
3/31/99                                                2641590.00                  2291200.00                  2323200.00
                                                       2857490.00                  2539900.00                  2652100.00
                                                       2773810.00                  2321700.00                  2429300.00
                                                       3411030.00                  2721700.00                  2846800.00
3/31/00                                                3430210.00                  2996200.00                  3208000.00
                                                       3203850.00                  2861000.00                  3102300.00
                                                       3301790.00                  3055800.00                  3479200.00
                                                       3032870.00                  2946200.00                  3345200.00
3/31/01                                                2851930.00                  2637000.00                  2984800.00
                                                       3269100.00                  2888400.00                  3377600.00
                                                       2416890.00                  2372500.00                  2818100.00
                                                       3135300.00                  2780500.00                  3325000.00
3/31/02                                                3327900.00                  2898600.00                  3548500.00
                                                       2836000.00                  2621800.00                  3218200.00
                                                       2542100.00                  2159400.00                  2685800.00
                                                       2892500.00                  2330500.00                  2842400.00
3/31/03                                                2865100.00                  2275400.00                  2716400.00
                                                       3709600.00                  2690900.00                  3195300.00
                                                       3961000.00                  2864000.00                  3405800.00
                                                       4509610.00                  3264100.00                  3854900.00
3/31/04                                                4681500.00                  3432000.00                  4050100.00

                                       Cumulative    Average Annual
                                      Total Return    Total Return
                      One Year           +63.40%        +63.40%
                      Five Years         +77.23%        +12.13%
                      Life of Class*    +368.15%        +17.99%
                      * Inception date -- December 1, 1994

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) Index returns are for periods beginning November 30,1994.

8  ANNUAL REPORT TO SHAREHOLDERS

SECTOR DIVERSIFICATION (AS OF MARCH 31, 2004)

Common Stock and Equity Interests (as a percentage of net assets)

[INVST DIVERSIFICATION PIE CHART]

                                  CONSUMER                                                               INFORMATION
CONSUMER DISCRETIONARY             STAPLES         FINANCIALS        HEALTH CARE       INDUSTRIALS       TECHNOLOGY
----------------------            --------         ----------        -----------       -----------       -----------
25.3%                               2.60%            16.40%            16.20%             8.30%             16.80%


TELECOMMUNICATION
    SERVICES
-----------------

      12.40%

TOP TEN HOLDINGS (AS OF MARCH 31, 2004)

                                                              % of
                        Security                           Net Assets
---------------------------------------------------------------------
Amazon.com, Inc.                                              5.9%
Wellpoint Health Networks Inc.                                5.1%
Providian Financial Corporation                               4.8%
Nextel Communications, Inc.                                   4.7%
InterActiveCorp                                               4.5%
Mandalay Resort Group                                         4.0%
Caremark Rx, Inc.                                             3.8%
CNET Networks, Inc.                                           3.8%
Level 3 Communications, Inc.                                  3.7%
Republic Services, Inc.                                       3.5%

                                                ANNUAL REPORT TO SHAREHOLDERS  9

SELECTED PORTFOLIO PERFORMANCE(B)

Strongest performers for the year ended March 31, 2004(C)
-----------------------------------------------------------------------
 1.  AmeriCredit Corp.                                          +416.1%
 2.  CNET Networks, Inc.                                        +312.0%
 3.  Symantec Corporation                                       +136.4%
 4.  Mandalay Resort Group                                      +111.8%
 5.  Amdocs Limited                                             +109.3%
 6.  Providian Financial Corporation                             +99.7%
 7.  Nextel Communications, Inc.                                 +84.2%
 8.  Caremark Rx, Inc.                                           +83.2%
 9.  Amazon.com, Inc.                                            +66.3%
10.  The Interpublic Group of Companies, Inc.                    +65.4%

Weakest performers for the year ended March 31, 2004(C)
-----------------------------------------------------------------------
 1.  Tenet Healthcare Corporation                                -33.2%
 2.  Level 3 Communications, Inc.                                -22.5%
 3.  Cincinnati Bell Inc.                                         +1.8%
 4.  InterActiveCorp                                             +18.1%
 5.  Radian Group Inc.                                           +27.9%
 6.  Big Lots, Inc.                                              +28.9%
 7.  Acxiom Corporation                                          +30.8%
 8.  UnionBanCal Corporation                                     +36.3%
 9.  Anthem, Inc.                                                +36.8%
10.  Republic Services, Inc.                                     +37.4%

PORTFOLIO CHANGES

Securities added during the 1st quarter 2004
--------------------------------------------
Sepracor Inc.

Securities sold during the 1st quarter 2004
--------------------------------------------
None

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.

(C) Securities held for the entire year.

10  ANNUAL REPORT TO SHAREHOLDERS

STATEMENT OF NET ASSETS

LEGG MASON SPECIAL INVESTMENT TRUST, INC.
March 31, 2004
(Amounts in Thousands)

                                               Shares/Par         Value
--------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.1%
Consumer Discretionary -- 25.3%
  Hotels, Restaurants and Leisure -- 4.0%
  Mandalay Resort Group                            2,500        $  143,150
                                                                ----------
  Internet and Catalog Retail -- 10.4%
  Amazon.com, Inc.                                 4,800           207,744(A)
  InterActiveCorp                                  5,100           161,109(A)
                                                                ----------
                                                                   368,853
                                                                ----------
  Leisure Equipment and Products -- 1.2%
  Mattel, Inc.                                     2,400            44,256
                                                                ----------
  Media -- 8.3%
  Gemstar-TV Guide International, Inc.             6,100            40,931(A)
  The Interpublic Group of Companies, Inc.         4,570            70,282(A)
  WPP Group plc                                    8,816            89,319
  XM Satellite Radio Holdings Inc.                 3,366            94,241(A)
                                                                ----------
                                                                   294,773
                                                                ----------
  Multiline Retail -- 1.4%
  Big Lots, Inc.                                   3,375            48,938(A)
                                                                ----------
Consumer Staples -- 2.6%
  Beverages -- 2.6%
  The Pepsi Bottling Group, Inc.                   3,100            92,225
                                                                ----------
Financials -- 16.4%
  Capital Markets -- 0.4%
  E*TRADE Financial Corporation                    1,096            14,629(A)
                                                                ----------

                                               ANNUAL REPORT TO SHAREHOLDERS  11

                                               Shares/Par         Value
--------------------------------------------------------------------------
Financials -- Continued
Commercial Banks -- 2.4%
  Banknorth Group, Inc.                            1,600        $   54,464
  UnionBanCal Corporation                            608            31,864
                                                                ----------
                                                                    86,328
                                                                ----------
  Consumer Finance -- 6.7%
  AmeriCredit Corp.                                4,000            68,120(A)
  Providian Financial Corporation                 13,000           170,300(A)
                                                                ----------
                                                                   238,420
                                                                ----------
  Insurance -- 1.7%
  UnumProvident Corporation                        4,200            61,446
                                                                ----------
  Thrifts and Mortgage Finance -- 5.2%
  Radian Group Inc.                                2,500           106,500
  Sovereign Bancorp, Inc.                          3,600            77,112
                                                                ----------
                                                                   183,612
                                                                ----------
Health Care -- 16.2%
  Biotechnology -- 0.7%
  Cell Genesys, Inc.                               2,100            25,284(A)
                                                                ----------
  Health Care Providers and Services -- 12.9%
  Anthem, Inc.                                       630            57,103(A)
  Caremark Rx, Inc.                                4,100           136,325(A)
  Priority Healthcare Corporation                  2,600            55,354(A,B)
  Tenet Healthcare Corporation                     2,500            27,900(A)
  Wellpoint Health Networks Inc.                   1,600           181,952(A)
                                                                ----------
                                                                   458,634
                                                                ----------
  Pharmaceuticals -- 2.6%
  Sepracor Inc.                                    1,900            91,390(A)
                                                                ----------

12  ANNUAL REPORT TO SHAREHOLDERS

LEGG MASON SPECIAL INVESTMENT TRUST, INC. -- CONTINUED


                                               Shares/Par         Value
--------------------------------------------------------------------------
Industrials -- 8.3%
  Commercial Services and Supplies -- 8.3%
  DeVry, Inc.                                      3,200        $   96,480(A)
  Manpower Inc.                                    1,601            74,446
  Republic Services, Inc.                          4,634           125,437
                                                                ----------
                                                                   296,363
                                                                ----------
Information Technology -- 16.9%
  Internet Software and Services -- 3.8%
  CNET Networks, Inc.                             13,000           134,290(A,B)
                                                                ----------
  IT Consulting and Services -- 6.9%
  Accenture Ltd.                                   2,737            67,885(A)
  Acxiom Corporation                               4,000            87,840
  Ceridian Corporation                             3,000            59,130(A)
  Sabre Holdings Corporation                       1,257            31,196
                                                                ----------
                                                                   246,051
                                                                ----------
  Software -- 6.2%
  Amdocs Limited                                   1,614            44,842(A)
  Sybase, Inc.                                     5,179           108,714(A,B)
  Symantec Corporation                             1,400            64,820(A)
                                                                ----------
                                                                   218,376
                                                                ----------
Telecommunication Services -- 12.4%
  Diversified Telecommunication Services -- 5.0%
  Cincinnati Bell Inc.                            11,844            48,205(A)
  Level 3 Communications, Inc.                    32,324           129,942(A)
                                                                ----------
                                                                   178,147
                                                                ----------

                                               ANNUAL REPORT TO SHAREHOLDERS  13

                                               Shares/Par         Value
--------------------------------------------------------------------------
Telecommunication Services -- Continued
Wireless Telecommunication Services -- 7.4%
  Nextel Communications, Inc.                      6,800        $  168,164(A)
  NII Holdings Inc.                                2,700            94,581(A)
                                                                ----------
                                                                   262,745
                                                                ----------
Total Common Stock and Equity Interests
  (Identified Cost -- $1,971,290)                                3,487,910
--------------------------------------------------------------------------
Repurchase Agreements -- 2.0%
The Goldman Sachs Group, Inc. 1.04%, dated
  3/31/04, to be repurchased at $35,642 on
  4/1/04 (Collateral: $35,521 Fannie Mae
  mortgage-backed securities, 5.5%, due
  5/1/33, value $36,528)                         $35,641            35,641
J.P. Morgan Chase & Co. 1.02%, dated 3/31/04,
  to be repurchased at $35,642 on 4/1/04
  (Collateral: $34,830 Fannie Mae bank notes,
  4.6%, due 10/10/13, value $36,359)              35,641            35,641
                                                                ----------
Total Repurchase Agreements (Identified Cost -- $71,282)            71,282
--------------------------------------------------------------------------
Total Investments -- 100.1% (Identified
  Cost -- $2,042,572)                                            3,559,192
Other Assets Less Liabilities -- (0.1)%                             (4,000)
                                                                ----------

NET ASSETS -- 100.0%                                            $3,555,192
                                                                ==========

14  ANNUAL REPORT TO SHAREHOLDERS

LEGG MASON SPECIAL INVESTMENT TRUST, INC. -- CONTINUED



--------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  73,290 Primary Class shares outstanding                       $1,891,707
   3,466 Institutional Class shares
    outstanding                                                    108,603
Undistributed net investment income/(loss)                              (2)
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                     38,264
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                  1,516,620
                                                                ----------
NET ASSETS                                                      $3,555,192
                                                                ==========
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                     $46.06
                                                                ==========
  INSTITUTIONAL CLASS                                               $51.76
                                                                ==========
--------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2004, the total market value of Affiliated Companies was $298,358 and the identified cost was $197,731.

See notes to financial statements.

                                               ANNUAL REPORT TO SHAREHOLDERS  15

STATEMENT OF OPERATIONS

LEGG MASON SPECIAL INVESTMENT TRUST, INC.
For the Year Ended March 31, 2004
(Amounts in Thousands)


---------------------------------------------------------------------------
Investment Income:
  Dividends
      Affiliated companies                      $       --
      Other securities                               8,698(A)
  Interest                                           4,755
                                                ----------
      Total income                                               $   13,453
Expenses:
  Investment advisory fee                           20,596
  Distribution and service fees                     28,389(B)
  Audit and legal fees                                  81
  Custodian fee                                        509
  Directors' fees and expenses                          40
  Registration fees                                     69
  Reports to shareholders                              193
  Transfer agent and shareholder servicing
    expense:
      Primary Class                                  1,476
      Institutional Class                               25
  Other expenses                                       298
                                                ----------
                                                    51,676
      Less fees reimbursed by adviser                  (75)
                                                ----------
      Total expenses, net of reimbursements                          51,601
                                                                 ----------
NET INVESTMENT INCOME/(LOSS)                                        (38,148)
Net Realized and Unrealized Gain/(Loss) on
  Investments:
  Realized gain/(loss) on investments and
    foreign currency transactions                  148,440(C)
  Change in unrealized
    appreciation/(depreciation) of investments
    and foreign currency translations            1,181,903
                                                ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                                     1,330,343
---------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                   $1,292,195
---------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $93.

(B) See Note 1 to financial statements.

(C) Includes $26,901 of losses realized on the sales of shares of Affiliated Companies.

See notes to financial statements.

16  ANNUAL REPORT TO SHAREHOLDERS

STATEMENT OF CHANGES IN NET ASSETS

LEGG MASON SPECIAL INVESTMENT TRUST, INC.
(Amounts in Thousands)

                                                          For the
                                                   Years Ended March 31,
                                                ---------------------------
                                                   2004             2003
---------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                    $  (38,148)      $  (18,907)
Net realized gain/(loss) on investments and
  foreign currency transactions                    148,440          (20,789)
Change in unrealized
  appreciation/(depreciation) of investments
  and foreign currency translations              1,181,903         (333,042)
---------------------------------------------------------------------------
Change in net assets resulting from operations   1,292,195         (372,738)
Distributions to shareholders:
  From net realized gain on investments:
      Primary Class                                (85,664)         (80,281)
      Institutional Class                           (3,688)          (3,202)
Change in net assets from Fund share
  transactions:
      Primary Class                                260,392           26,339
      Institutional Class                           33,005            4,482
---------------------------------------------------------------------------
Change in net assets                             1,496,240         (425,400)
Net Assets:
Beginning of year                                2,058,952        2,484,352
---------------------------------------------------------------------------
End of year                                     $3,555,192       $2,058,952
---------------------------------------------------------------------------
Undistributed net investment income/(loss)      $       (2)      $       --
---------------------------------------------------------------------------

See notes to financial statements.

                                               ANNUAL REPORT TO SHAREHOLDERS  17

FINANCIAL HIGHLIGHTS

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

  Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

                                                    Years Ended March 31,
                                --------------------------------------------------------------
                                   2004         2003         2002         2001         2000
----------------------------------------------------------------------------------------------
Net asset value, beginning of
 year                               $29.28       $35.72       $31.83       $40.28       $38.82
                                --------------------------------------------------------------
Investment operations:
 Net investment income/(loss)        (.51)        (.28)        (.33)        (.34)        (.40)
 Net realized and unrealized
   gain/(loss) on investments        18.51       (4.96)         5.22       (6.59)         9.90
                                --------------------------------------------------------------
 Total from investment
   operations                        18.00       (5.24)         4.89       (6.93)         9.50
                                --------------------------------------------------------------
Distributions:
 From net realized gain on
   investments                      (1.22)       (1.20)       (1.00)       (1.52)       (8.04)
                                --------------------------------------------------------------
 Total distributions                (1.22)       (1.20)       (1.00)       (1.52)       (8.04)
                                --------------------------------------------------------------
Net asset value, end of year        $46.06       $29.28       $35.72       $31.83       $40.28
                                ==============================================================
Ratios/supplemental data:
 Total return                       61.72%     (14.84)%       15.48%     (17.74)%       28.55%
 Expenses to average net
   assets                            1.78%        1.83%        1.79%        1.79%        1.80%
 Net investment income/(loss)
   to average net assets            (1.3)%        (.9)%       (1.0)%        (.9)%       (1.2)%
 Portfolio turnover rate             14.7%        18.5%        36.6%        36.7%        29.3%

Net assets, end of year (in
 thousands)                     $3,375,792   $1,968,420   $2,380,611   $2,091,594   $2,649,860
----------------------------------------------------------------------------------------------

See notes to financial statements.

18  ANNUAL REPORT TO SHAREHOLDERS

Institutional Class:

                                            Years Ended March 31,
                              --------------------------------------------------
                                2004      2003       2002      2001       2000
--------------------------------------------------------------------------------
Net asset value, beginning
  of year                       $32.47    $39.05     $34.35    $42.91     $40.51
                              --------------------------------------------------
Investment operations:
  Net investment
    income/(loss)                (.12)       .04        .05       .04      (.19)
  Net realized and
    unrealized gain/(loss)
    on investments               20.63    (5.42)       5.65    (7.08)      10.63
                              --------------------------------------------------
  Total from investment
    operations                   20.51    (5.38)       5.70    (7.04)      10.44
                              --------------------------------------------------
Distributions:
  From net realized gain on
    investments                 (1.22)    (1.20)     (1.00)    (1.52)     (8.04)
                              --------------------------------------------------
  Total distributions           (1.22)    (1.20)     (1.00)    (1.52)     (8.04)
                              --------------------------------------------------
Net asset value, end of year    $51.76    $32.47     $39.05    $34.35     $42.91
                              ==================================================
Ratios/supplemental data:
  Total return                  63.40%   (13.91)%    16.69%   (16.86)%    29.85%
  Expenses to average net
    assets                        .75%      .78%       .76%      .75%       .75%
  Net investment
    income/(loss) to average
    net assets                   (.3)%       .1%        .1%       .1%      (.2)%
  Portfolio turnover rate        14.7%     18.5%      36.6%     36.7%      29.3%

Net assets, end of year (in
  thousands)                  $179,400   $90,532   $103,741   $99,958   $122,078
--------------------------------------------------------------------------------

See notes to financial statements.

                                               ANNUAL REPORT TO SHAREHOLDERS  19

NOTES TO FINANCIAL STATEMENTS

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

(Amounts in Thousands)

1. Significant Accounting Policies:

  The Legg Mason Special Investment Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end, diversified investment company.

  The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. The Financial Intermediary Class is not currently active. The income and expenses of the Fund are allocated proportionately to the active classes of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged on Primary Class and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses which are determined separately for each class.

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2004, receivables for securities sold and payables for securities purchased for the Fund were:

  Receivable for              Payable for
  Securities Sold         Securities Purchased
  --------------------------------------------
        $--                      $3,698

20  ANNUAL REPORT TO SHAREHOLDERS

  For the year ended March 31, 2004, security transactions (excluding short-term investments) were:

  Purchases         Proceeds From Sales
  -------------------------------------
  $570,228               $426,395

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Commission Recapture

  The Fund has entered into a directed brokerage agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended March 31, 2004, the Fund received no commission rebates.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal

                                               ANNUAL REPORT TO SHAREHOLDERS  21

income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December to the extent necessary. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

  Distributions during the years ended March 31, 2004 and 2003, were characterized as follows for tax purposes:

                                     For the Years Ended
                                          March 31,
                                   -----------------------
                                    2004            2003
  --------------------------------------------------------
  Ordinary income                  $ 5,938         $    --
  Long-term capital gains           83,414          83,483
                                   -------         -------
  Total distributions              $89,352         $83,483
                                   =======         =======

  Pursuant to federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses realized between November 1 and March 31 of each year ("post-October loss") as occurring on the first day of the following tax year. For the year ended March 31, 2004, realized currency losses of $2 reflected in the accompanying financial statements will not be recognized for federal income tax purposes until the fiscal year ending March 31, 2005.

22  ANNUAL REPORT TO SHAREHOLDERS

  The tax basis components of net assets at March 31, 2004, were:

  Unrealized appreciation                                 $1,576,621
  Unrealized depreciation                                    (60,001)
                                                          ----------
  Net unrealized appreciation/(depreciation)               1,516,620
  Undistributed long-term capital gains                       38,264
  Post-October loss push and other loss deferrals                 (2)
  Paid-in capital                                          2,000,310
                                                          ----------
  Net assets                                              $3,555,192
                                                          ==========

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the current fiscal year, the Fund utilized $11,146 of capital loss carryforwards to offset current year realized gains. There were no capital loss carryforwards for federal income tax purposes at March 31, 2004.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2004, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                     $   38,146
  Accumulated net realized gain/(loss)                           (36)
  Paid-in capital                                            (38,110)

  At March 31, 2004, the cost of investments for federal income tax purposes was $2,042,572.

3. Transactions With Affiliates:

  The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund's average daily net assets.

  The Fund's agreement with LMFM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund's independent directors. The following

                                               ANNUAL REPORT TO SHAREHOLDERS  23

chart shows the audit and directors' expenses reimbursed, annual advisory fee rates and advisory fees payable for the Fund:

                                        Year Ended           At
                                      March 31, 2004   March 31, 2004
                                      --------------   --------------
Advisory                                 Expenses         Advisory
  Fee          Asset Breakpoint         Reimbursed      Fee Payable
---------------------------------------------------------------------
1.00%          $0 - $100 million           $75             $2,016
0.75%      $100 million - $1 billion
0.65%       in excess of $1 billion

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMFM. For LMFA's services to the Fund, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                              At March 31, 2004
                                              -----------------
                                              Distribution and
         Distribution         Service              Service
             Fee                Fee             Fees Payable
         ------------------------------------------------------
            0.75%              0.25%               $2,817

  The Fund paid $3 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2004.

  LM Funds Services, Inc. ("LMFS"), a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $429 for the year ended March 31, 2004.

  LMFM, LMFA, Legg Mason, and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

24  ANNUAL REPORT TO SHAREHOLDERS

4. Transactions With Affiliated Companies:

  An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company's voting securities. Transactions during the year ended March 31, 2004, of companies that are or were affiliated were:

                     Affiliate      Purchased             Sold
                     Value at    ----------------   ----------------   Dividend   Value at    Realized
                      3/31/03     Cost     Shares    Cost     Shares    Income    3/31/04    Gain/(Loss)
--------------------------------------------------------------------------------------------------------
Cell Genesys, Inc.   $ 15,519    $    --      --    $    --      --       $--     $     --(A)  $     --
Cincinnati Bell
 Inc.                  60,000         --      --     46,060   3,156       --            --(B)   (26,901)
CNET Networks, Inc.    32,630         --      --         --      --       --       134,290          --
Priority Healthcare
 Corporation(C)            --     50,185   2,600         --      --       --        55,354          --
Sybase, Inc.           67,072         --      --         --      --       --       108,714          --
                     --------    -------            -------               --      --------    --------
                     $175,221    $50,185            $46,060               $--     $298,358    $(26,901)
                     ========    =======            =======               ==      ========    ========

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2004.

---------------

(A) As a result of the issuance of additional common shares by the company, the Fund owns less than 5% of the company's voting shares.

(B) As a result of the Fund reducing its investment in this security, the company is no longer an Affiliated Company.

(C) Prior to April 1, 2003, this security did not have affiliate status because the Fund owned less than 5% of the company's voting shares.

                                               ANNUAL REPORT TO SHAREHOLDERS  25

6. Fund Share Transactions:

  At March 31, 2004, there were 200,000 shares authorized at $.001 par value for the Primary Class and 50,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were:

                                     Primary Class       Institutional Class
                                 ---------------------   --------------------
                                      Year Ended              Year Ended
                                 ---------------------   --------------------
                                  3/31/04     3/31/03     3/31/04    3/31/03
-----------------------------------------------------------------------------
Shares:
  Sold                              11,836       9,290      1,021        316
  Reinvested                         1,913       2,532         75         92
  Repurchased                       (7,689)    (11,238)      (418)      (277)
                                 ---------   ---------   --------    -------
  Net Change                         6,060         584        678        131
                                 =========   =========   ========    =======
Amount:
  Sold                           $ 488,237   $ 280,383   $ 48,594    $10,413
  Reinvested                        83,405      78,070      3,629      3,127
  Repurchased                     (311,250)   (332,114)   (19,218)    (9,058)
                                 ---------   ---------   --------    -------
  Net Change                     $ 260,392   $  26,339   $ 33,005    $ 4,482
                                 =========   =========   ========    =======

26  ANNUAL REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Legg Mason Special Investment Trust, Inc.:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Special Investment Trust, Inc. (hereafter referred to as the "Fund") at March 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

April 30, 2004

                                               ANNUAL REPORT TO SHAREHOLDERS  27

DIRECTORS AND OFFICERS

  The table below provides information about each of the Fund's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 ----------------------------------------------------------------------------------------------------
 NAME, POSITION(S) AND        NUMBER OF LEGG MASON
  YEAR FIRST ELECTED           FUNDS OVERSEEN AND                   PRINCIPAL OCCUPATION(S)
  WITH FUND, AND AGE           OTHER DIRECTORSHIPS                 DURING THE PAST FIVE YEARS
 ----------------------------------------------------------------------------------------------------
 INDEPENDENT DIRECTORS:(A)
 ----------------------------------------------------------------------------------------------------
 Lehman, Arnold L.      Director/Trustee of all Legg       Director of The Brooklyn Museum of Art
 Director since         Mason funds (consisting of 23      since 1997; Trustee of American Federation
 1985(B)                portfolios).                       of Arts since 1998. Formerly: Director of
 Age 59                                                    The Baltimore Museum of Art (1979-1997).
 ----------------------------------------------------------------------------------------------------
 Masters, Robin J.W.    Director/Trustee of all Legg       Retired. Director of Bermuda SMARTRISK
 Director since         Mason funds (consisting of 23      (non- profit) since 2001. Formerly: Chief
 2002(B)                portfolios).                       Investment Officer of ACE Limited
 Age 47                                                    (insurance) (1995-2000).
 ----------------------------------------------------------------------------------------------------
 McGovern, Jill E.      Director/Trustee of all Legg       Chief Executive Officer of The Marrow
 Director since         Mason funds (consisting of 23      Foundation since 1993. Formerly: Executive
 1989(B)                portfolios).                       Director of the Baltimore International
 Age 59                                                    Festival (1991-1993); Senior Assistant to
                                                           the President of The Johns Hopkins
                                                           University (1986-1990).
 ----------------------------------------------------------------------------------------------------
 Mehlman, Arthur S.     Director/Trustee of all Legg       Retired. Director of The League for People
 Director since         Mason funds (consisting of 23      with Disabilities, Inc.; Director of
 2002(B)                portfolios).                       University of Maryland Foundation and
 Age 62                                                    University of Maryland College Park
                                                           Foundation (non-profits). Formerly:
                                                           Partner, KPMG LLP (international
                                                           accounting firm) (1972-2002).
 ----------------------------------------------------------------------------------------------------
 O'Brien, G. Peter      Director/Trustee of all Legg       Trustee of Colgate University; President
 Director since         Mason funds (consisting of 23      of Hill House, Inc. (residential home
 1999(B)                portfolios); Director of the       care). Formerly: Managing Director, Equity
 Age 57                 Royce Family of Funds (consisting  Capital Markets Group of Merrill Lynch &
                        of 20 portfolios); Director of     Co. (1971-1999).
                        Renaissance Capital Greenwich
                        Funds; and Director of Technology
                        Investment Capital Corp.
 ----------------------------------------------------------------------------------------------------
 Rowan, S. Ford         Director/Trustee of all Legg       Consultant, Rowan & Blewitt Inc.
 Director since         Mason funds (consisting of 23      (management consulting); Visiting
 2002(B)                portfolios).                       Associate Professor, George Washington
 Age 60                                                    University since 2000; Director of Santa
                                                           Fe Institute (scientific research
                                                           institute) since 1999; Director of
                                                           Annapolis Center for Science-Based Public
                                                           Policy since 1995.
 ----------------------------------------------------------------------------------------------------

28  ANNUAL REPORT TO SHAREHOLDERS

 ----------------------------------------------------------------------------------------------------
 NAME, POSITION(S) AND        NUMBER OF LEGG MASON
  YEAR FIRST ELECTED           FUNDS OVERSEEN AND                   PRINCIPAL OCCUPATION(S)
  WITH FUND, AND AGE           OTHER DIRECTORSHIPS                 DURING THE PAST FIVE YEARS
 ----------------------------------------------------------------------------------------------------
 INTERESTED DIRECTORS:(C)
 ----------------------------------------------------------------------------------------------------
 Curley, John F., Jr.   Chairman and Director/ Trustee of  Chairman of the Board of all Legg Mason
 Chairman and Director  all Legg Mason funds (consisting   funds. Formerly: Vice Chairman and
 since 1985(B)          of 23 portfolios).                 Director of Legg Mason, Inc. and Legg
 Age 64                                                    Mason Wood Walker, Incorporated
                                                           (1982-1998); Director of Legg Mason Fund
                                                           Adviser, Inc. (1982-1998) and Western
                                                           Asset Management Company (1986-1998) (each
                                                           a registered investment adviser).
 ----------------------------------------------------------------------------------------------------
 Fetting, Mark R.       President and Director/Trustee of  Executive Vice President of Legg Mason,
 President and          all Legg Mason funds (consisting   Inc.; Director and/or officer of various
 Director since         of 23 portfolios); Director of     Legg Mason affiliates since 2000.
 2001(B)                the Royce Family of Funds          Formerly: Division President and Senior
 Age 49                 (consisting of 20 portfolios).     Officer of Prudential Financial Group,
                                                           Inc. and related companies, including fund
                                                           boards and consulting services to
                                                           subsidiary companies (1991-2000); Partner,
                                                           Greenwich Associates; Vice President, T.
                                                           Rowe Price Group, Inc.
 ----------------------------------------------------------------------------------------------------
 EXECUTIVE OFFICERS:(D)
 ----------------------------------------------------------------------------------------------------
 Karpinski, Marie K.    Vice President and Treasurer of    Vice President and Treasurer of all Legg
 Vice President and     all Legg Mason funds (consisting   Mason funds. Vice President and Treasurer
 Treasurer since        of 23 portfolios).                 of Legg Mason Fund Adviser, Inc. and
 1985(B)                                                   Western Asset Funds, Inc.; Treasurer and
 Age 55                                                    Principal Financial and Accounting Officer
                                                           of Pacific American Income Shares, Inc.,
                                                           Western Asset Premier Bond Fund, Western
                                                           Asset/ Claymore U.S. Treasury Inflation
                                                           Protected Securities Fund, and Western
                                                           Asset/Claymore U.S. Treasury Inflation
                                                           Protected Securities Fund 2.
 ----------------------------------------------------------------------------------------------------
 Merz, Gregory T.       Vice President, Secretary and      Vice President and Deputy General Counsel
 Vice President,        Chief Legal Officer of all Legg    of Legg Mason, Inc. since 2003. Formerly:
 Secretary and Chief    Mason funds (consisting of 23      Associate General Counsel, Fidelity
 Legal Officer since    portfolios)                        Investments (1993-2002); Senior Associate,
 2003(B)                                                   Debevoise & Plimpton (1985-1993).
 Age 45
 ----------------------------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS
            AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
             INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
                        CALLING 1-800-822-5544 OR ON THE
                       SECURITIES AND EXCHANGE COMMISSION
                          WEBSITE (http://www.sec.gov)
---------------

(A) Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O'Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

(B) Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Fund serve one-year terms, subject to annual reappointment by the Board of Directors.

(C) Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Fund by virtue of being both employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Fund, and as owners of common stock of Legg Mason, Inc.

(D) Officers of the Fund are interested persons (as defined in the 1940 Act).

NOTES

NOTES

                                                                FUND INFORMATION

Investment Adviser

   Legg Mason Funds Management, Inc.

   Baltimore, MD

Board of Directors

   John F. Curley, Jr., Chairman

   Mark R. Fetting, President

   Arnold L. Lehman

   Robin J.W. Masters

   Dr. Jill E. McGovern

   Arthur S. Mehlman

   G. Peter O'Brien

   S. Ford Rowan

Officers

   Marie K. Karpinski, Vice President and Treasurer

   Gregory T. Merz, Vice President, Secretary and Chief Legal Officer

   Wm. Shane Hughes, Assistant Treasurer

Transfer and Shareholder Servicing Agent

   Boston Financial Data Services

   Braintree, MA

Custodian

   State Street Bank & Trust Company

   Boston, MA

Counsel

   Kirkpatrick & Lockhart LLP

   Washington, DC

Independent Auditors

   PricewaterhouseCoopers LLP

   Baltimore, MD

ABOUT THE LEGG MASON FUNDS

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

For more information about the differences between the fund share classes included in this report, contact a Legg Mason Financial Advisor.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund's portfolio securities is available in the Statement of Additional Information, available without charge by calling 1-800-822-5544 or on the Securities and Exchange Commission website (http://www.sec.gov).


This report is not to be distributed unless preceded or accompanied by a prospectus.


    LEGG MASON FUNDS                   LEGG MASON INSTITUTIONAL FUNDS
    For Primary Class Shareholders     For FI and I Class
    800-822-5544                       Shareholders
    www.leggmasonfunds.com             888-425-6432
                                       www.lminstitutionalfunds.com

                      LEGG MASON WOOD WALKER, INCORPORATED
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                  410-539-0000

LMF-285                                                  [LEGG MASON FUNDS LOGO]

Item 2 - Code of Ethics


(a) Legg Mason Special Investment Trust, Inc. ("Registrant") has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant's President and Treasurer, a copy of which is attached as Exhibit 11(a)(1) to this Form N-CSR.

(b)      Omitted.

(c)      Not applicable.

(d)      Not applicable.

(e)      Not applicable.

Item 3 - Audit Committee Financial Expert

         The directors of the Registrant determined that its board has at least one audit committee financial expert serving on its Audit Committee.

         Mr. Arthur S. Mehlman is the audit committee financial expert. He is "independent".

Item 4 - Principal Accountant Fees and Services

(a)      Audit Fees

         Fiscal Year Ended March 31, 2003 - $31,450
         Fiscal Year Ended March 31, 2004 - $34,330

(b)      Audit-Related Fees

         There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

         PricewaterhouseCoopers LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c)      Tax Fees

         Fiscal Year Ended March 31, 2003 - $800
         Fiscal Year Ended March 31, 2004 - $870

         Services include preparation of federal and state income tax returns and preparation of excise tax returns.

         PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d)      All Other Fees

         There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Items (a) or (c) above.

         PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) (1) The Audit Committee's only policy is delegation to its Chairperson of the authority to pre-approve items that require a decision prior to the next meeting of the Committee.

         (2) None

         PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph
         (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(f)      Not applicable.

(g)      Non-Audit Fees

         Fiscal Year Ended March 31, 2003 - $477,017 Fiscal Year Ended March 31, 2004 - $474,477

         PricewaterhouseCoopers LLP did not bill fees for non-audit services rendered to the Registrant's investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant during either of the last two fiscal years of the Registrant.

(h) The members of the Registrant's Audit Committee have considered whether the non-audit services that were rendered by the Registrant's principal accountant to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

         Not applicable.

Item 6 - Schedule of Investments

         Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures

                  Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

                  Not applicable.

Item 9 - Submission of Matters to a Vote of Security Holders

         The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202,
         Attn: Fund Secretary.

Item 10 - Controls and Procedures

     (a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's last half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.


Item 11 - Exhibits

     (a) File the exhibits listed below as part of this Form.
     (a)(1) The Registrant's code of ethics is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Special Investment Trust, Inc.

By:  /s/ Mark R. Fetting
     -------------------
Mark R. Fetting
President
Legg Mason Special Investment Trust, Inc.

Date: 5/21/04


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ Mark R. Fetting
     -------------------
Mark R. Fetting
President
Legg Mason Special Investment Trust, Inc.

Date: 5/21/04



By:  /s/ Marie K. Karpinski
     ----------------------

Marie K. Karpinski
Vice President and Treasurer
Legg Mason Special Investment Trust, Inc.

Date: 5/21/04